EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND
Supplement to Prospectus dated February 20, 2020

The following replaces the eighth sentence in the second paragraph under “Investment Objective, Policies and Risks” in the “Prospectus Summary” section and the eighth sentence in the first paragraph entitled “General Composition of the Fund” under “Primary Investment Policies” in the “Investment Objective, Policies and Risks” section:

The Fund may also invest up to 10% of its total assets in exchange-traded funds (“ETFs”) that invest primarily in common and/or preferred stocks.

March 24, 2020